                                                                  EXHIBIT 10.4.1

                               AGREEMENT BETWEEN
                        TOYOTA MOTOR SALES, U.S.A., INC.
                                      AND
                         FIRSTAMERICA AUTOMOTIVE, INC.



Agreement, dated      May 2         1997, entered between FirstAmerica
                -------------------,
Automotive, Inc., a Nevada corporation, with its principal place of business at 100 The Embarcadero, Penthouse, San Francisco, CA, 94105, ("FAA"), and Toyota Motor Sales, U.S.A., Inc.("TMS"), a California corporation, with its principal place of business at 19001 South Western Avenue, Torrance, CA, 90509.

WHEREAS, FAA wishes to acquire, directly or through an Affiliate, certain Toyota and Lexus dealerships; and

WHEREAS, FAA has issued securities traded on the NASDAQ Stock Exchange and intends to issue additional securities to be traded on the NASDAQ Stock Exchange; and

WHEREAS, FAA and TMS have agreed that FAA will not use a public ownership structure for its Toyota and Lexus dealerships without TMS' prior consent, which shall be given or withheld in TMS' sole discretion; and

WHEREAS, TMS has advised FAA of TMS' policy limiting the number of commonly owned or controlled, directly or through an Affiliate (as defined below), dealerships by a single entity, which is currently as follows:

A.   TOYOTA
     ------

          A single entity shall not hold an ownership interest, directly or through an Affiliate, in more than: (a) the greater of one (1) dealership or 20% of the Toyota dealer count in a "Metro" market ("Metro" markets are multiple Toyota dealership markets as defined by TMS);(b) the lesser of five (5) dealerships or 5% of the Toyota dealerships in any Toyota Region (Toyota Region" currently includes nine TMS Regions, Central Atlantic Toyota, Southeast Toyota, and Gulf States Toyota); and c) seven (7) Toyota dealerships nationally.

     LEXUS
     -----

          A single entity shall not hold an ownership interest, directly or through an Affiliate, in more than: (a) two (2) Lexus dealerships in any Area ("Area" currently includes Eastern, Southern, Central and Western); and (b) three (3) Lexus dealerships nationally.

     "Affiliate" of, or a person or entity "affiliated" with, a specified person or entity, means a person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the person or entity specified. For the purpose of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with" means the possession, directly or indirectly, or the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of securities, by contract or otherwise.

B. In order for an entity to acquire additional Toyota or Lexus dealerships, within the limits of this Agreement, each Toyota or Lexus dealership which it owns, directly or through an Affiliate, must: a) be in full compliance with all of the terms of its Dealer Agreement; b) meet all of the applicable Toyota or Lexus Market Representation policies and standards; and c) meet applicable performance criteria for the most recent twelve (12) month period.

C. In order to allow TMS sufficient time to evaluate performance at its existing dealerships, an entity may not acquire any additional Toyota or Lexus dealership with nine (9) months of its prior acquisition of a similar make dealership.

D. If the purchase of any Toyota or Lexus dealership would result in exceeding the limits set forth in Paragraph 1 above, TMS will reject a dealer's application for approval of the ownership transfer until such time as the dealer shall divest itself of the appropriate number of dealerships to bring it into compliance with the requirements of this Agreement.

WHEREAS, FAA and TMS are willing to resolve these issues in accordance with the terms set forth herein,

NOW THEREFORE, FAA and TMS agree as follows:

1.   CHANGE IN OWNERSHIP OF FAA
     --------------------------

     TMS shall have the right to approve any ownership or voting rights of FAA of twenty percent (20%) or greater by any individual or entity; PROVIDED HOWEVER, that if TMS reasonably determines that such individual or entity is unqualified to own a Toyota or Lexus dealership, or has interests incompatible with TMS, and such transfer is effected, FAA must, within ninety (90) days from the date of notification by TMS of its determination, either: a) transfer the assets of its Toyota and Lexus dealerships to a third party acceptable to TMS; b) voluntarily terminate its Toyota and Lexus Dealership Agreements; or c) demonstrate that such individual or entity in fact owns less that 20% of the outstanding shares of FAA, or does not have 20% of the voting rights in FAA.

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2.   OWNERSHIP OF CONTIGUOUS DEALERSHIPS
     -----------------------------------

     FAA shall not own contiguous dealerships (as that term is defined in the applicable Toyota or Lexus Dealer Agreement or policy) with common boundaries.

3.   SEPARATE LEGAL ENTITIES FOR EACH TOYOTA AND LEXUS DEALERSHIP
     ------------------------------------------------------------

     FAA shall create separate legal entities for each Toyota and Lexus dealership which it owns, directly or through an Affiliate, shall obtain a separate motor vehicle license for each dealership, and shall maintain separate financial statements for each such dealership. Consistent with TMS policy, the name "Toyota" or "Lexus," as applicable shall appear in the d/b/a of each dealership.

4.   FACILITY STANDARDS
     ------------------

     In no instance shall a Toyota or Lexus dealership or any department(s) thereof be dualled with any other brand without TMS' prior written approval.

5.   GENERAL MANAGERS
     ----------------

     Each Toyota and Lexus dealership owned or controlled by FAA shall have a qualified, approved (subject to the exception noted in Paragraph 6 below) General Manager. Each General Manager shall work at the Toyota or Lexus dealership premises, shall devote all of his/her efforts to the management of the dealership and shall have no other business interests or management responsibilities.


6.   APPROVAL OF THE GENERAL MANAGER
     -------------------------------

     Whenever FAA nominates a new General Manager candidate for a Toyota or Lexus dealership, TMS shall have the right to withhold a decision concerning approval or rejection of the candidate for a period of up to one year, at its sole discretion; PROVIDED, HOWEVER, that the candidate may operate in the capacity of General Manager until TMS has approved or rejected him/her.

7.   LIMITATIONS ON THE AUTHORITY OF THE GENERAL MANAGER
     ---------------------------------------------------

     FAA shall advise TMS of the limitations, by category and, where applicable, by specific action, on the authority of the General Manager regarding the operation of the dealership, and shall provide the name of the individual at FAA who has such authority with respect to each listed category or specific action, in accordance with Paragraph 8 below.

8.   IDENTIFICATION OF FAA CONTACT OFFICIAL
     --------------------------------------

     FAA shall identify, in each Toyota and Lexus Dealer Agreement, the FAA executive (other than the General Manager of the dealership) who will respond directly to any Toyota or Lexus concerns regarding the operation or performance of the dealership, which executive will have full authority, in accordance with FAA management policies, to resolve issues raised by TMS in connection with the operation of the dealership.

9.   SELLING TOYOTA AND LEXUS PRODUCTS
     ---------------------------------

     FAA shall make available to the customers at its Toyota and Lexus dealerships, all Toyota and/or Lexus products, including vehicles, Genuine Parts and Accessories, retail financing (whether for purchases or leases) and extended service contracts.

10.  REPRESENTATION ON TOYOTA AND LEXUS DEALER ORGANIZATIONS
     -------------------------------------------------------

     No more than one representative each from the Toyota, and, separately, Lexus, dealerships owned, directly or through an Affiliate, by FAA, may serve on the National Dealer Council or any future Toyota or Lexus national board(s) which may be established, and no more than one representative each may serve on either a Regional or Area Dealer Council, or Toyota or Lexus Dealer Association Board of Directors.

11.  DEALERSHIP PERSONNEL TRAINING
     -----------------------------

     FAA shall not substitute training courses or certification programs of its own for those provided or sponsored by TMS without the prior approval of TMS.

12.  PUBLIC OFFERING OF SECURITIES BY FAA
     ------------------------------------

     TMS shall not object to the transfer of Toyota and Lexus dealerships to FAA, a public company, so long as the limitations on ownership of voting control of FAA contained in this Agreement are not exceeded or breached in any way.

13.  FINANCIAL DISCLOSURES
     ---------------------

     FAA shall provide TMS with copies of all information and materials filed with the Securities Exchange Commission, including, but not limited to, quarterly and annual financial statement filings, prospectuses and other materials related to FAA.

14.  PROSPECTUS DISCLAIMER AND INDEMNIFICATION AND HOLD HARMLESS AGREEMENT
     ---------------------------------------------------------------------

     FAA shall place in its registration statement and its prospectus, as well as in any other document offering shares in FAA to public or private investors, the following disclaimer:

          No Manufacturer (as defined in this Prospectus) has been involved, directly or indirectly, in the preparation of this Prospectus or in the Offering being made hereby. No Manufacturer has made any statements or representations in connection with the Offering or has provided any information or materials that were used in connection with the Offering, and no Manufacturer has any responsibility for the accuracy or completeness of this Prospectus.

     FAA shall indemnify and hold harmless TMS pursuant to the terms of the Indemnification and Hold Harmless Agreement set forth in Attachment 1 to this Agreement.

15.  SOLE AGREEMENT OF THE PARTIES
     -----------------------------

     There are no prior agreements or understandings, either oral or written, between the Parties affecting this Agreement, except as otherwise specified or referred to in this Agreement. No change or addition to, or deletion of any portion of this Agreement shall be valid or binding upon the parties hereto unless approved in writing signed by an officer of each of the parties hereto.

16.  SEVERABILITY
     ------------

     If any provision of this Agreement should be held invalid or unenforceable for any reason whatsoever, or conflicts with any applicable law, this Agreement will be considered divisible as to such provision(s), and such provision(s) will be deemed amended to comply with such law, or if it
     (they) cannot be so amended without materially affecting the tenor of the Agreement, then it (they) will be deemed deleted from this Agreement in such jurisdiction, and in either case, the remainder of the Agreement will be valid and binding.

17.  NO IMPLIED WAIVERS
     ------------------

     The failure of either party at any time to require performance by the other party of any provision herein shall in no way affect the right of such party to require such performance at any time thereafter, nor shall any waiver by any party of a breach of any provision herein constitute a waiver of any succeeding breach of the same or any other provision, nor constitute a waiver of the provision itself.

18.  TMS POLICIES
     ------------

     This Agreement refers to certain policies and standards. FAA acknowledges that these policies and standards are prepared by TMS in its sole discretion based upon TMS' evaluation of the marketplace. TMS may reasonably amend its policies and standards from time to time.

19.  APPLICABLE LAW
     --------------

     This Agreement shall be governed by and construed according to the laws of California.

20.  BENEFIT
     -------

     This Agreement is entered into by and between TMS and FAA for their sole and mutual benefit. Neither this Agreement nor any specific provision contained in it is intended or shall be construed to be for the benefit of any third party.

21.  NOTICE TO THE PARTIES
     ---------------------

     Any notices permitted or required under the terms of this Agreement shall be directed to the following respective addresses of the parties, or if either of the parties shall have specified another address by notice in writing to the other party, then to the address last specified:

               TOYOTA MOTOR SALES, U.S.A., INC.
               19001 South Western Avenue
               Torrance, CA 90509

               FIRSTAMERICA AUTOMOTIVE, INC.
               100 The Embarcadero, Penthouse
               San Francisco, CA 94105

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                    FIRSTAMERICA AUTOMOTIVE, INC.


                                    BY:/s/
                                       -------------------------------

                                    ITS:
                                        ------------------------------


                                    TOYOTA MOTOR SALES, U.S.A., INC.


                                    BY: /s/
                                       -------------------------------

                                    ITS:______________________________

                            ADDENDUM TO PARAGRAPH X
                            -----------------------

     These Additional Provisions to Toyota Dealer Agreement ("Additional Provisions") are entered into as of June 30, 1997, among DISTRIBUTOR, DEALER,
                                    -------------
and FIRSTAMERICA AUTOMOTIVE, INC., a Nevada corporation (hereinafter "FAA"), and form a part of and are incorporated into the Dealer Agreement.

                                   RECITALS
                                   --------

     1.   DISTRIBUTOR and DEALER have entered into a Toyota Dealer Agreement
(the "Dealer Agreement") dated as of June 30, 1997     .
                                     ------------------

     2.   FAA is the 100% shareholder of DEALER.

     3. FAA and DEALER are hereinafter collectively referred to as the "Dealer Parties". DISTRIBUTOR and the Dealer Parties are hereinafter collectively referred to as the "Parties".

     4. The Parties wish to enter into these Additional Provisions for the purposes of agreeing to be bound by the terms of these Additional Provisions, which are a part of and are incorporated into the Dealer Agreement.

     5.   The ownership of FAA shall be approximately as follows:

                    Thomas A. Price:                        41%
--------------------------------------------------------------------------------
                    Donald V. Strough:                      11%
--------------------------------------------------------------------------------
                    TCW\Crescent Mezzanine Partners, L.P.:  19%
--------------------------------------------------------------------------------
                    Others:                                 29%
--------------------------------------------------------------------------------

     NOW THEREFORE, in consideration for the mutual agreements contained herein and in the Dealer Agreement, the Parties agree as follows:

A.   General

          1.   DISTRIBUTOR and FAA have entered into an Agreement dated   June
                                                                        --------
30, 1997    (the "Agreement") relating, among other matters, to the number
------------
of Toyota and Lexus dealerships which may be acquired by FAA and its affiliates and to certain aspects of the management of Toyota and Lexus dealerships owned by FAA. The Dealer Parties agree that the Agreement is incorporated into and forms a part of the Dealer Agreement and these Additional Provisions. To the extent that any provision of the Agreement is inconsistent with the Dealer Agreement or these Additional Provisions, the provisions of the Agreement shall be controlling.

          2. The Dealer Parties acknowledge and agree that if any provision of these Additional Provisions is violated in any material respect by any of the Dealer Parties, DISTRIBUTOR will have the right to terminate the Dealer Agreement on sixty (60) days' written notice to Dealer if Dealer fails to cure such violation prior to the expiration of such sixty (60) days.


B.   Provisions Relating to the Structure of DEALER
     ----------------------------------------------

          1.   Single Purpose Entity. DEALER will be maintained as a separate
               ---------------------
legal entity, and will not engage in any business other than operation of a Toyota dealership and activities related thereto.

          2.   No Merger, Consolidation, Etc. DEALER will not be merged with or
               -----------------------------
into, or be consolidated with, or acquire substantially all of the assets of, any other entity, without the prior written consent of DISTRIBUTOR, in its sole discretion.

C.   Provisions Relating to Management
     ---------------------------------

          1.   Role of the Responsible Executive. Pursuant to Section 8 of the
               ---------------------------------
Agreement, Thomas A. Price is hereby designated as the FAA executive who will have responsibility and authority with respect to all matters concerning DEALER and the relationship between DEALER and DISTRIBUTOR (the "FAA Executive"). The FAA Executive will be actively involved in the management of all aspects of the operations of DEALER.

               (a) The FAA Executive will be an officer of DEALER. The FAA Executive, in consultation with management of FAA, will have complete control over all day-to-day management decisions of DEALER or relating to DEALER.

               (b) The General Manager will report directly to and be responsible to the FAA Executive.

               (c) DISTRIBUTOR may rely on oral or written communications and agreements from the FAA Executive as being the binding agreements of DEALER, without any duty of DISTRIBUTOR to confirm that any such communication or agreement has been duly authorized by the Board of Directors of DEALER, FAA, or any other individual or entity.

          2.   Successors to the FAA Executive. In the event that the FAA
               -------------------------------
Executive wishes to discontinue his role in the management of DEALER as set forth in Section C.1., such action may be taken only with the prior written consent of DISTRIBUTOR. Such consent of DISTRIBUTOR may be conditioned on transfer of the FAA Executive's management responsibilities to an individual or individuals approved by DISTRIBUTOR, taking into account such factors as DISTRIBUTOR reasonably deems to be relevant and are consistent with applicable laws.

          3.   Role of the General Manager.
               ---------------------------

               (a) Timothy M. Nelson or any subsequent General Manager of DEALER approved by DISTRIBUTOR, will serve exclusively as General Manager of DEALER on a full time basis and will not have any management responsibilities with respect to any other dealership or other business or appear as the General Manager on any automobile dealership franchise agreement other than that of DEALER.

               (b) The General Manager will have responsibility for and authority with respect to the day-to-day operations of DEALER in the ordinary course Of business, under the supervision of the FAA Executive, and the General Manager will have the following authority, without the need for obtaining the prior approval of any other individual or entity:

          (i)   the authority to hire or terminate any employee of DEALER;

          (ii)  the authority to order vehicles and other products;

          (iii) the authority to place advertising;

          (iv) the authority to communicate with DISTRIBUTOR with respect to all aspects of the business of DEALER;

          (v) the authority to approve expenditures by DEALER in the ordinary course of business in amounts of less than $50,000 per item;

          (vi) the authority to approve capital improvements or modifications to the DEALER'S facilities in amounts not to exceed $100,000 with respect to any expenditure.

          4.    Membership of Executive Committee. There shall be no change in
                ---------------------------------
the membership of the Executive Committee, Board of Directors or other governing body of DEALER without the prior written approval of DISTRIBUTOR.

          5.   FAA Directors. FAA shall provide a list of all current members of
               -------------
its Board of Directors, and resumes for each member, to DISTRIBUTOR, and provide such information for each new member of the Board of Directors of FAA.


D.   Provisions Relating to Capitalization and Accounting
     ----------------------------------------------------

          1. No distributions will be made by DEALER to FAA if such distributions would cause DEALER to fail to meet any of DISTRIBUTOR'S capitalization guidelines, including but not limited to net working capital requirements.

          2. The operations and financial results of DEALER will be reported to DISTRIBUTOR separately from those of any other entity, business or activity, including but not limited to any of the Dealer Parties and any other dealerships directly or indirectly owned or controlled by any of the Dealer Parties.

          3. DEALER will maintain complete and separate departments for new and used vehicle sales, service, parts sales, leasing and finance and insurance, and will provide separate identifiable areas for each department. DEALER will maintain a separate and permanent personnel staff and separate retail operations from other dealerships directly or indirectly owned by any of the Dealer Parties. DEALER shall not combine its used car operation with that of any other entity, including any other dealerships directly or indirectly owned by any of the Dealer Parties.

E.   Provisions Relating to Ownership
     --------------------------------

          1.   Successors and Assigns. In the event that any interest in DEALER
               ----------------------
is transferred in accordance with the provisions of the Dealer Agreement, the Agreement and these Additional Provisions, as a condition to such transfer the transferee must agree in writing to be bound by all of the terms and provisions of the Dealer Agreement, the Agreement and these Additional Provisions, such agreement to be in form and substance reasonably acceptable to DISTRIBUTOR.

          2.   Competitors. In no event may any interest in DEALER be
               -----------
transferred to an entity which is directly or indirectly engaged in the business of manufacturing and/or distributing automobiles, or an affiliate thereof, and no such entity may acquire an ownership interest in FAA as described in Section 1 of the Agreement.


F.   Provisions Relating to Performance
     ----------------------------------

          1. Dealer agrees to achieve within nine (9) months from the effective date of this Agreement and to thereafter maintain throughout the duration of this Agreement, a satisfactory customer satisfaction performance, as measured by all applicable standards established by Toyota Motor Sales, U.S.A., Inc., and which are modified from time to time.

          2. Dealer agrees to achieve within nine (9) months from the effective date of this Agreement and to thereafter maintain throughout the duration of this Agreement, Toyota car and truck penetration in its Primary Market Area that is at least equal to the Region's penetration rate.

          IN WITNESS WHEREOF, the Parties. have executed these Additional Provisions as of the date first above written.



TOYOTA MOTOR SALES, USA, INC.       TOYOTA MOTOR SALES, U.S.A., INC.
                                    SAN FRANCISCO REGION


By: /s/                             By: /s/
   ---------------------------         ---------------------------

Title:    PRESIDENT                 Title:  GENERAL MANAGER
      ------------------------            ------------------------


FIRSTAMERICA AUTOMOTIVE, INC.       FAA SAN BRUNO, INC.
                                    d.b.a. MELODY TOYOTA

By: /s/                             By: /s/
   ---------------------------         ---------------------------

Title: [TITLE ILLEGIBLE]            Title: [TITLE ILLEGIBLE]
      ------------------------            ------------------------